Exhibit 99.2

 KKR Real Estate Finance Trust Inc.4th Quarter 2018 Supplemental Information  February 20, 2019  68 68 70  217 217 218  180 180 182  142 142 145  51 51 53  83 40 79  230 203 227  205 151 200  179 98 172  62 30 59  NOTE: The accompanying presentation updates the presentation previously issued by the company on February 20, 2019, in order to correct the presentation of the company’s non-GAAP financial measures Net Core Earnings and Core Earnings (and related per share amounts) for the year ended December 31, 2018. No other information has been modified.

 Legal Disclosures  2  This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF.This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 28, 2018, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC.All forward looking statements in this presentation speak only as of February 20, 2019. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of December 31, 2018 unless otherwise indicated.This presentation also includes non-GAAP financial measures, including Core Earnings, Core Earnings per Weighted Average Share, Net Core Earnings and Net Core Earnings per Weighted Average Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

4Q'18 Key Highlights

Financials

- Net Income[1] of $19.7 million or $0.34 per share
- Net Core Earnings[2] of $22.2 million or $0.38 per share
- Book value[3] of $1,132.3 million or $19.66 per share
- Paid 4Q dividend of $0.43 per share, equating to an 8.5% annualized dividend yield[4]

Originations

- Originated $908.0 million of floating-rate senior loans
- 2018 originations of $2.7 billion
- Subsequent to quarter end, originated a $76.0 million floating-rate senior loan

Total Portfolio

- Outstanding total loan portfolio of $4.1 billion, up 98% from 4Q17
- Senior loans weighted average LTV of 68%[5]
- Weighted average risk rating of 2.9 (Average Risk)

Capitalization

- $1.3 billion of undrawn financing capacity
- Increased non-mark-to-market term loan financing facility by $400.0 million to $1.0 billion
- Issued a $1.0 billion managed collateralized loan obligation, providing $810.0 million of non-mark-to-market financing
- Completed a public offering of 4.0 million secondary shares and 0.5 million primary shares, raising net proceeds of $9.4 million
- Added a $100.0 million unsecured corporate revolving credit facility and terminated the $75.0 million corporate secured revolving credit facility

Interest Rate Sensitivity

- 98% of the portfolio is floating-rate
- A 50 basis point increase in one-month USD LIBOR would increase net interest income by $4.4 million or $0.08 per share over the next twelve months[6]

Note: Net income attributable to common stockholders per share and Net Core Earnings per share are based on diluted weighted average shares outstanding as of December 31, 2018; book value per share and increase in net interest income per share due to an increase in one-month USD LIBOR are based on shares outstanding at December 31, 2018.
(1) Represents Net Income attributable to common stockholders.
(2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP.
(3) Book value per share includes the impact of a $1.9 million non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock ("SNVPS") and the initial value of the SNVPS of $0.9 million, which reduced our book value per share by $0.05.
(4) Based on KREF closing price of $20.21 as of February 20, 2018.
(5) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated.
(6) Assumes spot one-month USD LIBOR rate of 2.50%.

3

KKR REAL ESTATE FINANCE TRUST

 4Q’18 Financial Summary  4  See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. Includes loan participations sold and loans financed through non-recourse sale of a senior interest that is not included in our consolidated financial statements.Represents (i) total outstanding secured debt agreements (excluding non-recourse Term Loan Facility) and convertible notes, less cash to (ii) total stockholders’ equity.Represents (i) total outstanding secured debt agreements, convertible notes, loan participations sold, non-consolidated senior interests, and collateralized loan obligation, less cash to (ii) total stockholders’ equity.Book value per share includes the impact of a $1.9 million non-cash redemption value adjustment to our redeemable SNVPS and the initial value of the SNVPS of $0.9 million, which reduced our book value per share by $0.05.  ($ in Millions, except per share data)  ($ in Millions, except per share data)  Income Statement  Balance Sheet

 Recent Operating Performance  5  4Q 2018 Net Income attributable to common stockholders of $19.7 million or $0.34 per share; 2018 Net Income attributable to common stockholders of $87.3 million or $1.58 per share 4Q Net Core Earnings(1) of $22.2 million or $0.38 per share; 2018 Net Core Earnings(1) of $100.0 million or $1.81 per shareBook value of $1,132.3 million or $19.66 per share in 4Q(3) compared to $1,146.3 million or $19.76 per share in 3Q and $1,059.1 million or $19.73 per share in 4Q17Paid 4Q dividend of $0.43 per share on January 11, 2019, equating to an 8.5% annualized dividend yield based on KREF closing price of $20.21 as of February 20, 2019 and 8.7% based on 4Q book value per share  See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP.Represents Net Income attributable to common stockholders. Book value per share includes a $1.9 million non-cash redemption value adjustment to our redeemable SNVPS and the initial value of the SNVPS of $0.9 million, which reduced our book value per share by $0.05.  Net Income(2) and Net Core Earnings(1)  Dividends and Book Value Per Share  Book value per share: Dividend per share:  $19.79$0.40  $19.82$0.43    $19.76$0.43  $19.66$0.43    $19.4 million, or $0.37 per share, of Net Core Earnings increase was related to the gain on sale of CMBS B-Piece investments  ($ in Millions)  Net income per share: Net core earnings per share:  $0.44$0.35  $0.44$0.71    $0.37$0.38  $0.34$0.38

 4Q’18 Loan Originations  6  ($ in Millions)  Summary of 4Q’18 Originations  Outstanding Portfolio            See Appendix for definition.Future funding obligations are generally contingent upon certain events and may not result in investment by us.    +22%  Future Funding Obligations(2)  $4,563              $430

   2018 Loan Originations  7  ($ in Millions)  Summary of 2018 Originations  Average Loan Size Originated      See Appendix for definition.              2018 Originations of $2.7 billion of floating-rate senior loansDecember 31, 2018 total portfolio of $4.1 billion, up $2.1 billion or 98% since December 31, 2017 Subsequent to quarter-end, originated one floating-rate senior loan totaling $76.0 million  ($ in Millions)  Annual Loan Originations    +406%  +33%

 4Q’18 Loan Originations – Case Studies  8  Investment  Queens Multifamily  Philadelphia Multifamily  Loan Type  Floating-Rate Senior Loan  Floating-Rate Senior Loan  Loan Size  $45 million  $77 million  Location  Queens, NY  Philadelphia, PA  Collateral  126-unit Class-A Multifamily  510-unit Class-B+ Multifamily  Loan Purpose  Refinance  Refinance  LTV(1)  70%  73%  Investment Date   October 2018  October 2018  Asset Photos      LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

 4Q’18 Loan Originations – Case Studies  9  Investment  West Palm Beach Multifamily  Ft. Lauderdale Hospitality  Loan Type  Floating-Rate Senior Loan  Floating-Rate Senior Loan  Loan Size  $135 million  $150 million  Location  West Palm Beach, FL  Ft. Lauderdale, FL  Collateral  812-unit Class-A- Multifamily  346-Key Full-Service Hotel & Condo Rental Management Agreement  Loan Purpose  Refinance  Refinance  LTV(1)  73%  62%  Investment Date   November 2018  November 2018  Asset Photos      LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

4Q'18 Loan Originations – Case Studies

Investment	San Diego Multifamily	New York Multifamily	New York Multifamily
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Loan Size	$104 million	$163 million	$235 million
Location	San Diego, CA	New York, NY	New York, NY
Collateral	231-unit Luxury High-Rise Multifamily	266-unit Class-B Multifamily Rental	196-unit Luxury Multifamily Rental
Loan Purpose	Refinance	Acquisition	Acquisition
LTV[1]	74%	67%	70%[2]
Investment Date	November 2018	December 2018	December 2018

Asset Photos







(1) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.
(2) LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation.

10

 KREF Portfolio by the Numbers  11  Outstanding total portfolio of $4.1 billion as of December 31, 201898% increase in portfolio size since December 31, 2017 and 227% since June 30, 2017 (first quarter-end post IPO) Office and multifamily loans comprise 86% of the portfolio  Total Portfolio Growth  Property Type(2)  As of February 15, 2019.Chart based on total assets. Total assets reflect the principal amount outstanding of our senior and mezzanine loans.  ($ in Millions)  Current Portfolio: $3.9 billion(1)Including net funding and repayment activity subsequent to quarter end    +227%  ($ in Millions)  Office YoY increase of 127%Multifamily YoY increase of 226%Retail YOY decrease of 50%

 4Q’18 KREF Portfolio by the Numbers  12  Geography(2)  $4.1 billion portfolio comprised of 43 investments Portfolio weighted average LTV of 68%(1)  Investment Type(3)  Note: The charts above are based on total assets. Total assets reflect (i) the principal amount of our senior and mezzanine loans and (ii) the cost basis of our CMBS B-Pieces, net of VIE liabilities. In accordance with GAAP, we carry our CMBS B-Pieces at fair value, which we valued above our cost basis as of December 31, 2018.LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. See page 18 for additional details. Excludes CMBS B-Pieces.Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage.  Interest Rate Type  Property Type(2)  Note: Map does not include Midwest Mezzanine portfolio ($5.5 million)

Portfolio Credit Quality Remains Strong

- KREF's loan portfolio is 100% performing, with no defaulted or impaired loans
- The securities portfolio is performing as expected

Loan-to-Value(1,2)

(% of total portfolio)

Weighted Average LTV(3): 68%

3Q'18



10%
16%
26%
28%
20%
0% - 60%
60% - 65%
65% - 70%
70% - 75%
75% - 80%

4Q'18

Weighted Average LTV(3): 68%



9%
20%
24%
31%
16%
0% - 60%
60% - 65%
65% - 70%
70% - 75%
75% - 80%

Risk Rating Distribution(2,4)

(% of portfolio)

Weighted Average Risk Rating(3): 2.9

3Q'18



13%
87%
1
2
3
4
5

0	8	27	0	0

Loan Count

4Q'18

Weighted Average Risk Rating(3): 2.9



11%
89%
1
2
3
4
5

0	8	33	0	0

Loan Count

(1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated.
(2) Includes non-consolidated senior interests.
(3) Weighted average is weighted by current principal amount for all but one of our senior and mezzanine loans and by net equity for our CMBS B-Pieces.
(4) Excludes CMBS B-Pieces.

13

Financing Overview

- Total financing capacity of $4.1 billion[1] with $1.3 billion of undrawn capacity
- Issued a $1.0 billion managed collateralized loan obligation, providing $810.0 million of non-mark-to-market financing
- Increased Term Loan Facility from $600.0 million to $1.0 billion
- Added a $100.0 million unsecured corporate revolving credit facility and replaced the $75.0 million revolving credit facility

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Average Coupon
Term Credit Facilities	$2,000[2]	$1,157	L+1.9%
Asset Specific Financing	$200	$60	L+1.7%
Convertible Notes	$144	$144	6.1%
Corporate Revolving Facility	$100	--	--
Total Corporate Obligations	**$2,444**	**$1,361**	
Term Loan Facility	$1,000	$748	L+1.4%
Senior Loan Interests[3]	$153	$153	L+1.9%
Collateralized Loan Obligation	$810	$810	L+1.4%
Total Leverage	**$4,407**	**$3,072**	

Leverage Ratios



1.2x
1.3x
1.2x
1.8x
1.3x
1.9x
1.1x
2.6x
1Q'18
2Q'18
3Q'18
4Q'18
Debt-to-Equity Ratio(4)
Total Leverage Ratio(5)

Outstanding Principal Balance[6]



Term Credit Facilities 40%
Collateralized Loan Obligation 28%
Term Loan Facility 26%
Asset Specific Financing 2%
Senior Loan Interests 5%
Non-Mark-to-Market 60%

(1) Excludes Senior Loan Interests.
(2) Subject to customary conditions, KREF is permitted to request the Morgan Stanley facility be further increased by an additional $150 million, which is not included in the maximum capacity.
(3) Includes $85.9 million of Loan Participations Sold and $67.2 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans KREF originated.
(4) Represents (i) facilities outstanding face amount (excluding non-recourse term loan facility), and convertible notes less cash to (ii) total stockholders' equity.
(5) Represents (i) facilities outstanding face amount, convertible notes, loan participations sold, non-consolidated senior loan interests, and collateralized loan obligation less cash to (ii) total stockholders' equity.
(6) Excludes convertible notes.

14

KKR REAL ESTATE FINANCE TRUST

KREF benefits in a rising rate environment98% of the portfolio is indexed to one-month USD LIBORA 50 basis point increase in one-month USD LIBOR would increase net interest income by $4.4 million or $0.08 per share over the next 12 months(1)(2)  Net Interest Income Sensitivity to LIBOR Increases(1)(2)  ($ in Millions)  As of December 31, 2018, assumes loans are drawn up to maximum approved advance rate based on current principal amount; per share amount assumes 57,596,217 shares outstanding.Assumes spot one-month USD LIBOR rate of 2.50%.  Interest Rate Sensitivity  15  Change in LIBOR

 Appendix  16  68 68 70  217 217 218  180 180 182  142 142 145  51 51 53  83 40 79  230 203 227  205 151 200  179 98 172  62 30 59

 Portfolio Details  17  ($ in millions)  *See footnotes on subsequent page

 Portfolio Details  Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio. Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) the cost basis of our CMBS B-Pieces, net of VIE liabilities; and (iii) the cost basis of our investment in RECOP.Represents Committed Principal Amount less Current Principal Amount on Senior Loans with the exception of Senior Loan 17 and Senior Loan 23, for which the future funding commitment is held by the syndicated senior participation; there is no future funding on mezzanine loans or CMBS with the exception of $10.4 million of remaining commitment to RECOP.Weighted averages are weighted by current principal amount for senior loans and mezzanine loans; weighted averages are weighted by net equity for CMBS B-Pieces; weighted average coupon calculation includes one-month USD LIBOR for floating-rate Mezzanine Loans.L = one-month USD LIBOR rate; spot one-month USD LIBOR rate of 2.50% included in portfolio-wide averages represented as fixed rates.Max remaining term (years) assumes all extension options are exercised, if applicable. For senior loans, loan-to-value ratio ("LTV") is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for Senior Loan 3, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for Senior Loan 4, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance.Includes investment ranging from December 8, 2014 through November 30, 2015. Represents Current Principal Amount of Senior Loans and Mezzanine Loans and Net Equity Amount for CMBS.  18

 Fully Extended Loan Maturities  19  Fully Extended Loan Maturities(1)  ($ in Millions)  Excludes CMBS and RECOP; includes non-consolidated senior interests.   Fully extended weighted average loan maturity of 4.0 years(1)

   20  Consolidated Balance Sheets

 21  Consolidated Statements of Income

 Reconciliation of GAAP Net Income to Core Earnings and Net Core Earnings   22  Current LIBOR levels influence asset yield and therefore ROEBusiness economics benefit from scale by spreading G&A expensesAsset mix impacts expected returns and riskHigher leverage increases business profitability during favorable economic cycles  68 68 70  217 217 218  180 180 182  142 142 145  51 51 53  83 40 79  230 203 227  205 151 200  179 98 172  62 30 59  Includes $1.6 million, $1.6 million, $0.3 million, $0.0 million and $0.0 million non-cash Redemption Value Adjustment of our Special Non-Voting Preferred Stock during 2018, 4Q18, 3Q18, 2Q18, and 1Q18, respectively.Includes $5.5 million and $6.4 million of unrealized gains related to the first quarter of 2018 and to prior periods, respectively, that were realized during the three months ended June 30, 2018. $2.4 million of the incentive fees was incurred in the third quarter of 2018 as a result of the April CMBS sale.See Appendix page 23 for definitions. Excludes $1.8 million, $0.2 million, $0.2 million, $0.2 million and $1.1 million or $0.03, $0.00, $0.00, $0.00 and $0.02 per diluted weighted average share outstanding of net original issue discount on CMBS B-pieces accreted as a component of taxable income during 2018, 4Q18, 3Q18, 2Q18, and 1Q18, respectively.

 Key Definitions  23  Current LIBOR levels influence asset yield and therefore ROEBusiness economics benefit from scale by spreading G&A expensesAsset mix impacts expected returns and riskHigher leverage increases business profitability during favorable economic cycles  68 68 70  217 217 218  180 180 182  142 142 145  51 51 53  83 40 79  230 203 227  205 151 200  179 98 172  62 30 59    "Core Earnings" and “Net Core Earnings”: Used by the Company to evaluate the Company's performance excluding the effects of certain transactions and GAAP adjustments the Company believes are not necessarily indicative of the current loan activity and operations. The Company also uses Core Earnings to determine the management and incentive fees it pays to its Manager. Core Earnings and Net Core Earnings are measures that are not prepared in accordance with GAAP. The Company defines Core Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) the incentive compensation payable to the Company's Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions between the Company's Manager and board of directors (and after approval by a majority of the independent directors). The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Net Core Earnings is Core Earnings less incentive compensation payable to the Company’s Manager.The Company believes providing Core Earnings and Net Core Earnings on a supplemental basis to net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of the Company's business. Core Earnings and Net Core Earnings should not be considered as substitutes for GAAP net income. The Company's methodology for calculating Core Earnings and Net Core Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company's Core Earnings and Net Core Earnings may not be comparable to similar measures presented by other REITs.“IRR”: IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The weighted average underwritten IRR for the investments shown reflects the returns underwritten by KKR Real Estate Finance Manager LLC, the Company’s external manager, taking into account certain assumptions around leverage up to no more than the maximum approved advance rate, and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial and future fundings for the total loan commitment and associated loan repayments, and assumes no defaults. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes the one-month spot USD LIBOR as of the date the loan was originated. There can be no assurance that the actual weighted average IRRs will equal the weighted average underwritten IRRs shown.